Summary Prospectus May 1, 2011,

as supplemented June 2, 2011

Virtus Institutional Bond Fund

X: PXMBX	Y: PYMBX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated May 1, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of generating a high level of current income and appreciation of capital consistent with prudent investment risk.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. Information about eligibility requirements for each share class is available from your financial advisor and under “Purchase Options” on page 14 of the fund’s prospectus and “How to Buy Shares” on page 20 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class X	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class X	Class Y
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	None	0.25%
Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(a)	0.92%	1.17%

(a)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class X	Sold or Held	$94	$293	$509	$1,131
Class Y	Sold or Held	$119	$372	$644	$1,420

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund employs active sector rotation, combined with disciplined risk management and selection of securities the subadviser believes to be superior in an attempt to achieve excess returns in the fixed income market. Sector analysis establishes relative valuation among the 12 sectors in which the fund invests and identifies those sectors that the subadviser believes provide the greatest opportunity. A research-intensive value approach also drives issue selection within each sector.

Under normal circumstances, the fund invests at least 80% of its assets in bonds rated in the four highest rating categories at time of investment, or, if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality; however, the fund may also invest in high yield—high risk securities (“junk bonds”). The subadviser attempts to maintain the duration of the fund at a level neutral to that of its style benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>	Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

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High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>	Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

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U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class X Shares

Best Quarter: Q3/2009: 7.99%	Worst Quarter: Q3/2008: -4.05%	Year-to-date (3/31/11): 1.37%

Average Annual Total Returns (for the periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class X
Return Before Taxes	9.63%	5.89%	6.06%
Return After Taxes on Distributions	7.79%	3.94%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.23%	3.86%	3.94%
Class Y
Return Before Taxes	9.36%	5.63%	5.80%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class X Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA (since June 2011).

Portfolio Manager

>	David L. Albrycht, CFA, Chief Investment Officer—Multi-Sector Fixed Income Strategies, is the manager of the fund. Mr. Albrycht has managed the fund since June 2011.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8418	6-11

Purchase and Sale of Fund Shares

Shares of the fund are offered to institutional investors, such as pension and profit-sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.

Purchase Minimums	Class X	Class Y
Minimum Initial Purchase	$3 million	$1 million

For institutional investors and corporate, public, union and governmental pension plans investing redemption proceeds from reorganization or merger of other investment companies; trust companies; bank trust departments, broker-dealers, financial planners and investment advisors for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity

	No minimum	No minimum
Minimum Additional Purchase	$100	$100

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.